UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2003

WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08703 (Commission File Number)	33-0956711 (IRS Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)

Registrant’s telephone number, including area code: (949) 672-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     At 5:00 p.m., New York City time, on February 18, 2003, the option of holders of the Zero Coupon Convertible Subordinated Debentures due 2018, issued by Western Digital Technologies, Inc. (“WDT”), a wholly owned subsidiary of Western Digital Corporation, to surrender their debentures for purchase by WDT expired. On February 19, 2003, Western Digital Corporation issued a press release announcing the results of the offer by WDT to purchase the debentures. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description

99.1	Press Release issued by Western Digital Corporation on February 19, 2003, announcing the results of the offer by Western Digital Technologies, Inc. to purchase its Zero Coupon Convertible Subordinated Debentures due 2018.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

By: /s/ Steven M. Slavin

Steven M. Slavin Vice President, Taxes and Treasurer

Dated, February 19, 2003

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by Western Digital Corporation on February 19, 2003, announcing the results of the offer by Western Digital Technologies, Inc. to purchase its Zero Coupon Convertible Subordinated Debentures due 2018.